GOLDMAN SACHS TRUST II

Goldman Sachs Multi-Manager Global Equity Fund

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

Goldman Sachs Multi-Manager Real Assets Strategy Fund

(the “Funds”)

Supplement dated April 3, 2019 to the

Prospectus dated February 28, 2019

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, Massachusetts Financial Services Company doing business as MFS Investment Management will now serve as an Underlying Manager of the Goldman Sachs Multi-Manager Global Equity Fund, Marathon Asset Management, L.P. will now serve as an Underlying Manager of the Goldman Sachs Multi-Manager Non-Core Fixed Income Fund and Cohen & Steers Capital Management, Inc. will now serve as an Underlying Manager of the Goldman Sachs Multi-Manager Real Assets Strategy Fund. Quantitative Management Associates LLC, an Underlying Manager of the Goldman Sachs Multi-Manager Global Equity Fund, has also changed its name to QMA LLC.

In addition, the Investment Adviser’s Global Portfolio Solutions Group (“GPS Group”) will at this time no longer manage a passive currency overlay on behalf on the Goldman Sachs Multi-Manager Non-Core Fixed Income Fund, although it may do so in the future.

Effective immediately, the Funds’ Prospectus is revised as follows:

The following replaces the third sentence under “Goldman Sachs Multi-Manager Global Equity Fund—Summary—Portfolio Management”:

As of the date of the Prospectus, Boston Partners Global Investors, Inc. (“Boston Partners”), Causeway Capital Management LLC (“Causeway”), DWS Investment Management Americas, Inc. (“DIMA”), Fisher Asset Management, LLC (“Fisher”), GW&K Investment Management, LLC (“GW&K”), Legal & General Investment Management America, Inc. (“LGIMA”), Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”), Principal Global Investors, LLC (“Principal”), QMA LLC (“QMA”), Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), Vulcan Value Partners, LLC (“Vulcan”), WCM Investment Management (“WCM”) and Wellington Management Company LLP (“Wellington”) are the Underlying Managers (investment subadvisers) for the Fund.

The following is added below “Legal & General Investment Management America, Inc.” under “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager Global Equity Fund”:

Massachusetts Financial Services Company

Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”), an investment adviser registered with the SEC and a Commodity Pool

Operator and Commodity Trading Advisor registered with the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA), is located at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. Net assets under management of the MFS organization were approximately $426 billion as of December 31, 2018. With respect to the Fund, the firm manages an allocation of international equity securities.

The following replaces the last two sentences in the second paragraph under “Goldman Sachs Multi-Manager Non-Core Fixed Income Fund—Summary—Management Process”:

The GPS Group may also provide risk management services to the Fund by managing a passive currency overlay, which would be designed to hedge exposure to non-U.S. currencies by selling the currencies in which the Fund’s equity securities are traded and investing in the U.S. dollar. The currency overlay would seek to minimize unintended currency exposures for the Fund.

The following replaces the third sentence under “Goldman Sachs Multi-Manager Non-Core Fixed Income Fund—Summary—Portfolio Management”:

As of the date of the Prospectus, Ares Capital Management II LLC (“Ares”), BlueBay Asset Management LLP (“BlueBay”), Brigade Capital Management, LP (“Brigade”), Lazard Asset Management LLC (“Lazard”), Marathon Asset Management, L.P. (“Marathon”), Symphony Asset Management LLC (“Symphony”) and TCW Investment Management Company LLC (“TCW”) are the Underlying Managers (investment subadvisers) for the Fund.

The following is added below “Lazard Asset Management LLC” under “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager Non-Core Fixed Income Fund”:

Marathon Asset Management, L.P.

Marathon Asset Management, L.P. (“Marathon”), located at One Bryant Park, 38th Floor, New York, New York 10036, an investment adviser registered with the SEC and a Commodity Pool Operator and Commodity Trading Advisor registered with the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA), is focused on opportunistic investing in the global corporate, emerging market, real estate and structured credit markets based on fundamental, bottom-up research. The firm had approximately $15.5 billion in assets under management as of December 31, 2018. With respect to the Fund, the firm manages an allocation of emerging markets debt securities.

The following replaces the third sentence under “Goldman Sachs Multi-Manager Real Assets Strategy Fund—Summary—Portfolio Management”:

As of the date of the Prospectus, Cohen & Steers Capital Management, Inc. (“Cohen & Steers”), PGIM Real Estate, a business unit of PGIM, Inc. (“PRE”),

Presima Inc. (“Presima”), RARE Infrastructure (North America) Pty Limited (“RARE”) and RREEF America L.L.C. (“RREEF”) are the Underlying Managers (investment subadvisers) for the Fund.

The following is added above “Presima Inc.” under “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager Real Assets Strategy Fund”:

Cohen & Steers Capital Management, Inc.

Cohen & Steers Capital Management, Inc. (“Cohen & Steers”), located at 280 Park Avenue, New York, New York 10017, an investment advisor registered with the SEC and a Commodity Pool Operator and Commodity Trading Advisor registered with the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA), specializes in liquid real assets, including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions. The firm had approximately $54.8 billion in assets under management as of December 31, 2018. With respect to the Fund, the firm manages an allocation of global infrastructure investments.

The following replaces the last four sentences in the third paragraph under “Principal Investment Strategies—Management Process”:

With respect to the Multi-Manager Global Equity Fund, the GPS Group will also provide risk management services by managing a passive currency overlay, which is designed to hedge exposure to non-U.S. currencies by selling the currencies in which the Fund’s equity securities are traded and investing in the U.S. dollar. The currency overlay seeks to minimize unintended currency exposures for the Fund. The GPS Group will also manage a beta completion mandate on behalf of the Fund, which seeks to systematically manage the Fund’s overall beta levels to a specified target by purchasing or selling derivatives contracts. “Beta” is a measurement of volatility compared with that of a broader market index. With respect to the Multi-Manager Non-Core Fixed Income Fund, the GPS Group may provide risk management services by managing a passive currency overlay, as described above.

The following is added at the end of the fourth paragraph after the table under “Service Providers—Management Fee and Other Expenses”:

A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreements for Cohen & Steers, Marathon and MFS will be available in the Funds’ semi-annual report for the period ended April 30, 2019.

All references in the Funds’ prospectus to “Quantitative Management Associates LLC” are hereby changed to “QMA LLC”.

This Supplement should be retained with your Prospectus for future reference.

SMACPMCHGSTK 03-19